Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions

13. Related Party Transactions

Loan Extensions

Data Knights closed its initial public offering in May 2021 and had 12 months to complete a business combination. Alternatively, the Data Knight could extend the period up to two times for an additional three months each time with an extension costing $1.2 million. Data Knights received a total of $300,000 from members of the Company’s Management and Directors. As of December 31, 2023 and December 31, 2022 the total extension loan including interest outstanding was $3.0 million and $2.5 million, respectively.

PIPE Convertible Notes and Warrants

In November 2023, the Company entered into a Securities Purchase Agreement (SPA) in which the Company was required to sell senior secured convertible notes and warrants to Directors of the Company. The SPA stipulates a collateral security agreement between the Company and the Directors for punctual payment and performance by the Company on its Obligations to the Directors. The Intellectual Property of the Company serves as the collateral for the Directors. The senior secured convertible notes and warrants were issued through a private issuance of a public entity (PIPE) transaction, which is a form of debt and equity offering under an exception in the securities law for qualifying private placements by issuers of publicly traded securities. The Company received a total of $1.5 million from the director in exchange for senior convertible notes of $1.6 million (plus accrued interest of $0.1 million) and 95,745 warrants to acquire common stock. The senior secured notes are convertible to the conversion rate of $10.00 per share, and 92.5% of the lowest VWAP for the ten (10) trading days immediately preceding the conversion Date, subject to the floor price of $1.14 (representing 20% of the closing price on the last trading day before the closing of the Business Combination), or the alternative conversion ratio the greater of the floor price and the lesser of 80% of the VWAP of the common stock as of the trading day and 80% of the price computed as the quotient of the sum of the VWAP of the Common Stock for each of the three Trading Days with the lowest VWAP of the Common Stock during the fifteen consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, divided by three. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the common stock.

The warrants are classified as equity and the total proceeds received from the Directors are allocated based on the relative fair values of the convertible notes and the warrants at the issued date. The portion allocable to warrants is accounted for as paid-in capital. The senior secured convertible notes are classified as long term debt in the Consolidated Balance Sheet. The estimate fair value of the senior secured convertible notes at December 31, 2023 was $1.2 million.